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                                                                    EXHIBIT 23.1





INDEPENDENT AUDITORS' CONSENT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF
         W.H. BRADY CO.:

WE CONSENT TO THE INCORPORATION BY REFERENCE IN REGISTRATION STATEMENT NO. 33-30258 OF W.H. BRADY CO. ON FORM S-8 OF OUR REPORTS DATED SEPTEMBER 13, 1996, APPEARING IN AND INCORPORATED BY REFERENCE IN THE ANNUAL REPORT ON FORM 10-K OF W.H. BRADY CO. FOR THE YEAR ENDED JULY 31, 1996.




/S/ DELOITTE & TOUCHE LLP
MILWAUKEE, WISCONSIN
OCTOBER 25, 1996